UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 30, 2005
TARRAGON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-22999 (Commission File Number)	94-2432628 (IRS Employer Identification No.)
1775 Broadway, 23rd Floor
New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 949-5000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Limited Partnership Agreement
Letter Agreement
Amendment to Limited Partnership Agreement
Amendment to Limited Partnership Agreement

Item 1.01. Entry into Material Definitive Agreement.
     On November 30, 2005, Tarragon Development Company LLC, a Delaware limited liability company (“TDC”) and a subsidiary of Tarragon Corporation, a Nevada corporation (“Tarragon”), entered into a merger agreement with PB Acquisition Corp., a Nevada corporation (“PBAC”) and a wholly owned subsidiary of Tarragon. TDC was the surviving entity in the merger. Prior to the merger, PBAC held a 70% general partnership interest in Ansonia Apartments, L.P. (the “Partnership”).
     On November 30, 2005, TDC entered into an amendment (the “Amendment”) to the Limited Partnership Agreement (the “Partnership Agreement”) of the Partnership to reflect (1) that TDC is the successor by merger to PBAC and is sole general partner of the Partnership, (2) the change in the percentage interests of the partners of the Partnership after giving effect to the property contributions described in Item 8.01 of this report, and (3) the admission of Richard S. Frary as a limited partner of the Partnership. The interests in the Partnership, after the effect of the property contributions described in Item 8.01 of this report, are held as follows:

TDC	89.44%
Ansonia LLC	10.27%
Richard S. Frary	0.29%
     The Partnership was formed in 1997 to acquire, own, operate, manage, lease, mortgage, transfer, dispose of and otherwise control interests in real estate and real estate related assets, and to enter into agreements and contracts and to engage in other activities consistent with the foregoing. As of December 6, 2005, the Partnership, through its wholly owned subsidiaries, owns 25 apartment properties located in Alabama, Connecticut, Florida, Georgia, Maryland, Tennessee and Texas. The Partnership is an unconsolidated subsidiary of Tarragon.
     Tarragon owns all of the common equity interests of TDC. Robert C. Rohdie (a director of Tarragon) and certain of his affiliates own a preferred equity interest in TDC, as more fully described in Note 2 to the Consolidated Financial Statements included in Tarragon’s Annual Report on Form 10-K for the year ended December 31, 2004.

     TDC is the sole general partner of the Partnership. The limited partners of the Partnership are Ansonia LLC, a New York limited liability company, and Richard S. Frary (a director of Tarragon). The members of Ansonia LLC are Mr. Frary, Joel Mael, Robert Rothenberg (President, Chief Operating Officer and a director of Tarragon), Saul Spitz (Executive Vice President — Acquisitions of Tarragon) and Eileen Swenson (President of Tarragon Management, Inc.).
     The foregoing description of the Partnership Agreement is not complete and is qualified in its entirety by reference to the Limited Partnership Agreement of Ansonia Apartments, L.P., dated November 25, 1997, the Letter Agreement amending Limited Partnership Agreement of Ansonia Apartments, L.P., dated July 15, 2001, the Amendment to Limited Partnership Agreement of Ansonia Apartments, L.P., dated as of February 1, 2002, and the Amendment to Limited Partnership Agreement of Ansonia Apartments, L.P., dated as of November 30, 2005, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Item 8.01. Other Events.
     On November 30, 2005, Tarragon caused to be contributed to the Partnership Tarragon’s direct and indirect interests in the entities that own the properties listed below:

Property	Location

Club at Danforth	Jacksonville, Florida
River City Landing Apartments	Jacksonville, Florida
Vintage at Plantation Bay Apartments	Jacksonville, Florida
Vintage at Legacy Apartments	Frisco, Texas
Vintage at the Parke Apartments	Murfreesboro, Tennessee
Vintage at Madison Crossing Apartments	Huntsville, Alabama
Heather Hill Apartments	Temple Hills, Maryland
Links at Georgetown Apartments	Savannah, Georgia
Lofts at the Mills	Manchester, Connecticut
278 Main	West Haven, Connecticut
Liberty Building	New Haven, Connecticut
200 Fountain	New Haven, Connecticut
Forest Park Apartments	Rocky Hill, Connecticut
Villa Tuscany Apartments	Orlando, Florida
     In exchange for these contributions, TDC received an additional 19.44% interest in the Partnership, increasing its interest from 70.0% to 89.44%. The additional interest received by TDC in exchange for these property interests was determined on the basis of arm’s-length negotiation between Tarragon and the limited partners of the Partnership.

     On November 30, 2005, certain subsidiaries of the Partnership (the “Subsidiaries”) entered into a Loan Agreement (the “Loan Agreement”) with General Electric Capital Corporation, as administrative agent, providing for loans in an aggregate principal amount of $391 million (the “Loans”), each of which Loans is cross-defaulted by each of the other Loans. The Loans are secured by first and second lien mortgages on 23 of the properties owned by the Partnership as well as by pledges of the equity interests in the Subsidiaries and are otherwise non-recourse to the Subsidiaries or the other assets of the Subsidiaries.
     The Subsidiaries used approximately $305 million of proceeds from the Loans to repay existing debt on the mortgaged properties. The remaining net proceeds of the initial borrowings under the Loan Agreement were distributed to the partners of the Partnership in accordance with their interests in the Partnership. Tarragon has received approximately $64 million as part of this distribution.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

10.1	Limited Partnership Agreement of Ansonia Apartments, L.P., dated November 25, 1997

10.2	Letter Agreement amending Limited Partnership Agreement of Ansonia Apartments, L.P., dated July 15, 2001

10.3	Amendment to Limited Partnership Agreement of Ansonia Apartments, L.P., dated as of February 1, 2002

10.4	Amendment to Limited Partnership Agreement of Ansonia Apartments, L.P., dated as of November 30, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARRAGON CORPORATION
By:	/s/ Erin D. Pickens
Erin D. Pickens
Executive Vice President and Chief Financial Officer

Date: December 6, 2005

EXHIBIT INDEX

Exhibit No.	Description

10.1	Limited Partnership Agreement of Ansonia Apartments, L.P., dated November 25, 1997

10.2	Letter Agreement amending Limited Partnership Agreement of Ansonia Apartments, L.P., dated July 15, 2001

10.3	Amendment to Limited Partnership Agreement of Ansonia Apartments, L.P., dated as of February 1, 2002

10.4	Amendment to Limited Partnership Agreement of Ansonia Apartments, L.P., dated as of November 30, 2005